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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-28594, 33-9549, 2-87202, 2-80712, 33-65244 and
33-61063) of Chemed Corporation of our report dated February 4, 1997 appearing on page 19 of the 1996 Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-2 of this Form 10-K.

PRICE WATERHOUSE LLP

Cincinnati, Ohio
March 27, 1997